                                     EXHIBIT 10.7


                            REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT is hereby made as of the ___ day of _________________ 1998 (this "Agreement"), by HORIZON GROUP PROPERTIES, INC., a Maryland corporation (the "Company") and HORIZON GROUP PROPERTIES, L.P., a Delaware limited partnership (the "Operating Partnership") for the benefit of those Persons (as defined herein) who own Common Units (as defined herein) and their respective successors, assigns and transferees (herein referred to collectively as the "Holders" and individually as a "Holder").

                                 W I T N E S S E T H:

     WHEREAS, the Company intends to issue shares of common stock, par value $.01 per share (the "Common Stock");

     WHEREAS, the Operating Partnership intends to issue common units of partnership interest (the "Common Units");

     WHEREAS, the Common Units will, under certain conditions, be exchangeable for shares of Common Stock (the "Shares"); and

     WHEREAS, the Company has agreed to provide the Holders with certain registration rights as set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                       ARTICLE 1

                                 CERTAIN DEFINITIONS

     1.1 "Business Day" means any day on which the NASDAQ National Market is open for trading.

     1.2  "Common Stock" shall have the meaning set forth in the preamble.

     1.3 "Eligible Securities" means all or any portion of shares of Common Stock issued in exchange for Common Units in accordance with the Partnership Agreement. As to any proposed offer or sale of Eligible Securities, such securities shall cease to be Eligible Securities with respect to such proposed offer or sale when (i) a registration statement with respect to the sale of such


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securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities are permitted to be sold pursuant to Rule 144 (or any successor provision to such Rule) under the Securities Act to be confirmed in a written opinion of counsel to the Company addressed to the Holders, or (ii) such securities shall have been otherwise transferred pursuant to an applicable exemption under the Securities Act, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and such securities shall be freely transferable to the public without registration under the Securities Act.

     1.4 "Merger Agreement" means that certain Amended and Restated Merger Agreement dated as of February 1, 1998 by and among Prime Retail, Inc., Prime Retail, L.P., Horizon Group, Inc., Horizon/Glen Outlet Centers Limited Partnership and the other signatories thereto, as amended.

     1.5 "Partnership Agreement" means the agreement of limited partnership governing the Operating Partnership, as amended.

     1.6 "Person" means an individual, a partnership (general or limited), corporation, joint venture, business trust, cooperative, associations or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

     1.7 "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this agreement including, without limitation, the following: (i) the fees, disbursement and expenses of the Company's counsel(s), accountants and experts in connection with the registration of Eligible Securities to be disposed of under the Securities Act; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to the underwriters and dealers; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of Eligible Securities to be disposed of; (iv) SEC or blue sky registration fees attributable to Eligible Securities; (v) all expenses in connection with the qualification of Eligible Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys;
(v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Eligible Securities to be disposed of; and (vi) fees and expenses incurred in connection with the listing of Eligible Securities on each securities exchange on which securities of the same class are then listed; PROVIDED, however, that Registration Expenses with respect to any registration pursuant to this Agreement shall not include underwriting discounts or commissions attributable to Eligible Securities, or transfer taxes applicable to Eligible Securities.

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     1.8  "SEC" means the Securities and Exchange Commission

     1.9 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

     1.10 "Selling Holder" means any Holder having Eligible Securities registered pursuant to Article 3 or 4 hereof.


                                      ARTICLE 2

                         EFFECTIVENESS OF REGISTRATION RIGHTS

     2.1 EFFECTIVENESS OF REGISTRATION RIGHTS. This Agreement shall become effective upon the date of the closing of the transactions contemplated by the Merger Agreement (the "Effective Date").


                                      ARTICLE 3

                               INCIDENTAL REGISTRATION

     3.1 NOTICE AND REGISTRATION. If, at any time on or after the first anniversary of the Effective Date, the Company proposes to register any shares of Common Stock or other securities ("Other Securities") issued by it having terms substantially similar to Eligible Securities for public sale under the Securities Act in a manner which would permit registration of Eligible Securities for sale of the public under the Securities Act, it will give prompt written notice to Holders of its intention to do so, and upon the written request of Holders delivered to the Company within five (5) Business Days after the giving of any such notice (which request shall specify the number of Eligible Securities intended to be disposed of by the Selling Holders and the intended method of disposition thereof) the Company will use all reasonable efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Eligible Securities which the Company has been so requested to register by the Selling Holders, to the extent required to permit the public sale (in accordance with the intended method or methods thereof as aforesaid) of Eligible Securities so to be registered, PROVIDED that:

          (a) If, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to Holders and thereupon the Company shall be relieved of its obligation to register such Eligible Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Section 3.2);

          (b) The Company will not be required to effect any registration pursuant to this Article 3 if the Company shall have been advised in writing by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with the public offering of the Other Securities by the Company that, in such firm's opinion, a registration pursuant to this Article 3 at that time may materially and adversely effect the Company's own scheduled offering; and

          (c) The Company shall not be required to effect any registration of Eligible Securities under this Article 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscriptions offers, dividend reinvestment plans or stock options or other employee benefit plans.

          (d) In no event shall the Company be required to register Eligible Securities unless such Eligible Securities have a market value of less than $250,000, or such lesser amount as the Company may agree, on the date that the Company gives notice to Holders pursuant to this Section 3.1 of its intention to file a registration statement under the Securities Act.

     3.2 REGISTRATION EXPENSES. The Company (as between the Company and the Selling Holders) shall be responsible for the payment of all Registration Expenses in connection with any registration pursuant to this Article 3.


                                      ARTICLE 4

                                 REGISTRATION REQUEST

     4.1 NOTICE. Upon written notice from an Holder delivered on or after the 90th day following the Effective Date requesting that the Company effect the registration under the Securities Act of all or part of the Eligible Securities held by such Holder, which notice shall specify the intended method or methods of disposition of such Eligible Securities, the Company will use reasonable efforts to effect (at the earliest possible date) the registration, under the Securities Act, of such Eligible Securities for disposition in accordance with the intended method or methods of disposition stated in such request, PROVIDED
THAT:

          (a) in no event shall the Company be required to file a registration statement pursuant to this Article 4 unless the Holder or other Holders requesting such a registration statement intend to register for sale as of the date of such demand, Eligible Securities having a market value of not less than $1,000,000 or such lesser amount as the Company may agree;

          (b) in the event the Company is not eligible to use Form S-3 promulgated under the Securities Act or any successor "short form" registration statement, the Company may defer such registration request until the Company is eligible to use said Form S-3 or a suitable successor form;

          (c) if the Company shall have previously effected a registration with respect to Eligible Securities owned by any Holder whether pursuant to
     Article 3 or this article 4, the Company shall not be required to effect a registration pursuant to this Article 4 until a period of one year shall have elapsed from the effective date of the most recent such previous registration;

          (d)  if, upon receipt of a registration request pursuant to this
     Article 4, the Company is advised in writing by a nationally recognized independent investment banking firm selected by the Company to act as lead underwriter in connection with a public offering of securities by the Company that, in such firm's opinion, a registration at the time and on the terms requested would materially adversely affect such public offering of securities by the Company (a "Company Offering") that had been contemplated by the Company prior to the notice by the Holders who initially requested registration, the Company shall not be required to effect a registration pursuant to this Article 4 until the earliest of (i) three months after the completion of such Company Offering, (ii) the termination of any "black out" period, if any, required by the underwriters ti be applicable to the Selling Holders in connection with such Company Offering, (iii) promptly after abandonment of such Company Offering or (iv) four months after the date of written notice from the Holder who initially requested registration;

          (e)  if while a registration request is pending pursuant to this
     Article 4, the Company determines, in the good faith judgment of the Board of Directors of the Company, with the advice of counsel, that the filing of a registration statement would require the disclosure of non-public material information the disclosure of which would have a material adverse effect on the Company or would otherwise adversely affect a material financing, acquisition, disposition, merger or other significant transaction, the Company shall deliver a certificate to such effect signed by its President or any Vice President to the proposed Selling Holders and the Company shall not be required to effect a registration pursuant to this
     Article 4 until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material or (ii) 90 days after the Company makes such good faith determination; and

          (f) the Company shall not be required to effect more than one registration pursuant to this Article 4 in any calendar year for all holders of Eligible Securities who hold registration rights under this Agreement. No registration of Eligible Securities under this Article 4 shall relieve the Company of its obligation (if any) to effect registration of Eligible Securities pursuant to Article 3.

     4.2 REGISTRATION EXPENSES. With respect to the registrations requested pursuant to this Article 4, the Company shall pay all Registration Expenses.

                                      ARTICLE 5

                               REGISTRATION PROCEDURES

     5.1  REGISTRATION AND QUALIFICATION.

          (a) If and whenever the Company is required to use reasonable commercial efforts to effect the registration of any Eligible Securities under the Securities Act as provided in Article 3 and 4 hereof, the Company will as promptly as is practicable register the Eligible Securities under the Securities Act and use reasonable commercial efforts to cause Registration Statement to become effective;

          (b) The Company shall (i) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective; (ii) comply with the provisions of the Securities Act with respect to the disposition of all Eligible Securities until the earlier of such time as all of such Eligible Securities have been disposed of in accordance with the intended methods of disposition by the Selling Holders as set forth in the Registration Statement or the expiration of thirty (30) days after such Registration Statements has become effective; provided, however, that in the event that the Company shall notify any Selling Holder of the happening of any event which would cause the prospectus included as part of such Registration Statement, as then in effect, not to include an untrue statement of a material face to omit to state any material fact required to be state therein or necessary to made the statements therein, in light of the circumstance under which they were made, not misleading, such Selling Holder shall thereafter sell no shares under such Registration Statement until the Company has filed an amendment or supplement to the prospectus to cause the prospectus not to include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company shall be obligated to continue to so amend or supplement the prospectus for such period of time as the prospectus has for an aggregate of thirty (30) days not included in an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

          (c) The Company may require the Selling Holders to furnish to the Company such information regarding the Selling Holders and the distribution of the Eligible Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the SEC in connection with any registration.

     5.2 UNDERWRITING In the event that any registration pursuant to Article 3 hereof shall involve, in whole or in part, an underwritten offering, the Company may require Eligible Securities requested to be registered pursuant to Article 3 to be included in such underwriting on the same

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terms and conditions as shall be applicable to the Other Securities being sold through underwriters under such registration. In such case, the holders of Eligible Securities on whose behalf Eligible Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Article 6. The representations and warranties in such underwriting agreement by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Eligible Securities. Notwithstanding the foregoing, any Selling Holder may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register its Eligible Securities pursuant to such registration.


                                      ARTICLE 6

                           INDEMNIFICATION AND CONTRIBUTION

     6.1  INDEMNIFICATION AND CONTRIBUTION.

          (a)  INDEMNIFICATION BY THE COMPANY AND THE OPERATING PARTNERSHIP.
The Company and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Holder, each Person, if any, who participates as an underwriter in the offering or sale of Eligible Securities hereunder, each officer and director of such Holder and underwriter, and each Person, if any, who controls any Holder or such underwriter within the meaning of Section 15 of the Securities Act as follows;

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Eligible Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

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               (iii)     against any and all expense whatsoever, as incurred
          (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or
          (ii) above;

PROVIDED, HOWEVER, that the indemnity provided pursuant to this Section 6.1(a) does not apply to any Holder or underwriter with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by such Holder expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

          (b) INDEMNIFICATION BY THE HOLDERS AND UNDERWRITERS. Each Holder severally agrees, and with respect to any underwriter the Company and the Operating Partnership may require an undertaking reasonably satisfactory to the Company and the Operating Partnership from such underwriter, to indemnify and hold harmless the Company, the Operating Partnership and the other selling Holders, and each of their respective directors and officers (including each director and officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company, the Operating Partnership or any other selling Holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 6.1(a) hereof (except that any settlement described in Section 6.1(c) shall be effected only with the written consent of such Holder), but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon (i) any untrue statement or omission, or alleged untrue statements or omissions, made in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Operating Partnership by such selling Holder or underwriter expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver a Prospectus to any purchaser of Eligible Securities where such a delivery obligation was applicable to such Holder's sale of Eligible Securities and such Holder had been provided with sufficient copies of such Prospectus for the relevant deliveries thereof. In no event shall the liability of any Holder under this Section 6.1(b) be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Eligible Securities giving rise to such indemnification obligation.

     (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in inspect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 6.1(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under
Section 6.1(a) or (b) above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified parties defendant in such action or proceeding, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that, if such indemnified party or parties reasonably determine that a conflict of interest exists where it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to one separate counsel at the indemnifying party's expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party's counsel shall be entitled to conduct the defense of such indemnified party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding. Any settlement effected by the Company or the Operating Partnership shall also release each Holder that has sold securities pursuant to the Registration Statement, provided such Holder is entitled to indemnification with respect to such sale pursuant to this Section 4. The indemnification obligations provided pursuant to Section 6.1(a) and (b) hereof survive, with respect to a Holder, the transfer of Eligible Securities by such Holder, and with respect to a Holder, the Company or the Operating Partnership, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

          (d)  CONTRIBUTION.

               (i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this
          Section 6.1 is for any reason held to be unenforceable although applicable in accordance with its term, the Company and the Operating Partnership, jointly and severally, on the one hand, and the selling Holders, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Operating Partnership, jointly and severally, and the selling Holders, in such proportion as is appropriate to reflect the relative fault of the Company and the Operating Partnership on the one hand and the selling Holders on the other (in such proportions that the selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among, other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to, information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action.

               (ii) The Company, the Operating Partnership and the Holders agree that it would not be just or equitable if contribution pursuant to this Section 6.1(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.1(d), no selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Eligible Securities of such selling Holder were sold to the public exceeds the amount of any damages which such selling Holder would otherwise have been required to pay by reason of such untrue statement or omission.

               (iii) Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6.1(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a holder shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as Company.

               (iv) The contribution provided for in this Section 6.1(d) shall survive, with respect to a Holder, the transfer of Eligible Securities by such Holder, and with respect to a Holder, the Company or the Operating Partnership, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.


                                      ARTICLE 7

                                       BENEFITS


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


     7.1 BENEFITS OF REGISTRATION RIGHTS. Subject to the limitations of Sections 3.1 and 4.1 hereof, Holders may severally or jointly exercise the registration rights hereunder in such manner and in such proportion as they shall agree among themselves.

     7.2 QUALIFICATION FOR RULE 144 SALES. The Company will take all actions reasonably necessary to comply with the filing requirements described in Rule 144(c)(1) so as to enable the Holders to sell Eligible Securities without registration under the Securities Act and, upon the written request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such filing requirements.

                                      ARTICLE 8

                                    MISCELLANEOUS

     8.1 AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority in amount of the outstanding Eligible Securities; provided, however, that no amendment, modification or supplement or waiver or consent that adversely effects any rights under this Agreement shall be effective as against any Holder of Eligible Securities unless consented to in writing by such Holder. Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 8.1(a) shall be provided by the Company to each Holder of Eligible Securities at least thirty (30) days prior to the effective date of such amendment, modification or supplement.

     8.2 NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery, (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 8.2(b), which address initially is, with respect to each Holder, the address set forth next to such Holder's name on the books and records of the Company, or (b) if to the Company or the Operating Partnership, at:
_____________________________.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five (5) business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

     8.3 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the Company, Operating Partnership and the Holders, including without limitation and without the need for an express assignment, subsequent Holder. If any successor, assignee or transferee of any Holder shall acquire Eligible Securities or Units, in any manner, whether by operation of law or otherwise, such Eligible Securities or Units, as the case may be, shall be held subject to all of the terms of this Agreement, and taking and holding such Eligible Securities or Units such Person shall be entitled to receive the benefits hereof and shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

     8.4 HEADINGS. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     8.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF.

     8.6 SPECIFIC PERFORMANCE. The Company and the Holders hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

     8.7 ENTIRE AGREEMENT. This Agreement is intended by the Company as a final expression of its agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Company in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings of the Company with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.


                                                HORIZON GROUP PROPERTIES, INC.


                                                BY: --------------------------
                                                     NAME: -------------------
                                                     TITLE:-------------------


                                                HORIZON GROUP PROPERTIES, L.P.

                                                BY:  HORIZON GROUP PROPERTIES,
                                                     INC.


                                                BY: --------------------------
                                                     NAME: -------------------
                                                     TITLE:-------------------





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